UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520, Miami, Florida 33136

(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Longeveron Inc. (“Longeveron” or the “Company”) has announced the appointment of Dr. Nataliya Agafonova M.D. to the Longeveron executive leadership team in the role of Chief Medical Officer (“CMO”), effective July 1, 2023. Dr. K. Chris Min, the Company’s prior CMO, stepped down effective June 30, 2023.

Dr. Agafonova, age 54, will lead global clinical development and regulatory strategy for Longeveron’s investigational products. Most recently, until June of 2023, Dr. Agafonova served as Clinical Development Lead, Senior Medical Director, and Product Development Chair for Otsuka Pharmaceutical in Los Angeles, California. From 2016 through January 2021, Dr. Agafonova served as the Clinical Development Lead and Senior Medical Director at Bristol-Myers Squibb.

Prior to her industry experience, Dr. Agafonova completed an Internal Medicine Residency at Kharkov State University Hospital, in Kharkov, Ukraine. She earned an M.D. from the Ukrainian National Medical University in Kiev, Ukraine.

Longeveron and Dr. Agafonova have entered into a consulting agreement until such time as her full-time employment with Longeveron commences, which is anticipated to occur on or about July 24, 2023. The consulting agreement provides for an hourly cash consulting fee.

Dr. Agafonova has no family relationships that require disclosure pursuant to Item 401(d) of Regulation S-K and has not been involved in any transactions that require disclosure pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Dr. Agafonova and any other person pursuant to which Dr. Agafonova was appointed as Longeveron’s Chief Medical Officer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: July 5, 2023	/s/ Wa’el Hashad
	Name:	Wa’el Hashad
	Title:	Chief Executive Officer

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